SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:

[ ] Preliminary proxy statement
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-b(e)(2)
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          HURON NATIONAL BANCORP, INC.
                (Name of registrant as specified in its charter)

                          HURON NATIONAL BANCORP, INC.
    (Name of person(s) filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
     (1)  Title of each class of securities to which transaction applies:_______
     (2)  Aggregate number of securities to which transaciton applies:__________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:_____________
     (4)  Proposed maximum aggregate value of transaction:______________________
     (5)  Total fee Paid:_______________________________________________________
[ ] Fee previously paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by  Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount previously paid:_______________________________________________
     (2)  Form, schedule, or registration statement no..:_______________________
     (3)  Filing party:_________________________________________________________
     (4)  Date filed:___________________________________________________________

April 4, 1997



Dear Shareholder:

     Your Board of Directors invites you to attend the 1997 Annual Meeting of Shareholders. This year's meeting will be held on Wednesday, April 30, 1997 at 10:00 a.m. at the Huron National Bank, 200 East Erie Street, Rogers City, Michigan 49779.

     Please read carefully the accompanying Notice of Annual Meeting and Proxy Statement for information pertaining to the matters to be considered and acted upon at the Annual Meeting.

     It is important that your shares are represented. Whether or not you expect to attend the Annual Meeting, your Board of Directors recommends that you promptly sign, date and mail the enclosed Proxy.

Sincerely,



Michael L. Cahoon
President and
Chief Executive Officer

                                                                 Proxy Statement
                                                             Dated April 4, 1997

                          HURON NATIONAL BANCORP, INC.
                              200 East Erie Street
                           Rogers City, Michigan 49779
                                 (517) 734-4734

-------------------------------------------------------------------------------





                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 30, 1997



The Annual Meeting of Shareholders of Huron National Bancorp, Inc., (the "Corporation") will be held at the Huron National Bank, 200 East Erie Street, Rogers City, Michigan, on Wednesday, April 30, 1997 at 10:00 a.m. (local time), for the following purposes:

          1. To elect three persons to the Board of Directors for terms expiring in 2000.

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record as shown by the transfer books of the Corporation at the close of business on March 14, 1997, are entitled to notice of and to vote at the meeting or any adjournment thereof.

Your attention is called to the attached Proxy Statement and accompanying Proxy. Whether or not you plan to be present at the meeting, you are requested to sign and return in the enclosed envelope.

                                            By order of the Board of Directors,


                                            Paulette D. Kierzek
                                            Secretary


Dated: April 4, 1997






                                    IMPORTANT

     Even if you expect to attend the Annual Meeting, and irrespective of whether your shareholdings are large or small, please date and sign the enclosed form of proxy and promptly return it in the envelope provided.

                          HURON NATIONAL BANCORP, INC.
                              200 East Erie Street
                           Rogers City, Michigan 49779
                                 (517) 734-4734

-------------------------------------------------------------------------------





                       PROXY STATEMENT FOR ANNUAL MEETING
                           OF SHAREHOLDERS TO BE HELD
                                 April 30, 1997


SOLICITATION OF PROXIES

This Proxy Statement is furnished to the Shareholders of Huron National Bancorp, Inc., (the "Corporation") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held on Wednesday, April 30, 1997, at 10:00 a.m. (local time), at the Huron National Bank, 200 East Erie Street, Rogers City, Michigan.

Execution and return of the proxy in the form enclosed will not in any way affect a shareholders' right to attend the meeting and vote in person. A shareholder giving a proxy may revoke it at any time before it is exercised by giving notice to the Secretary of the Corporation in writing or in open meeting or by submitting to the Secretary a duly executed proxy bearing a later date. Proxies executed and returned in the form enclosed, unless previously revoked, will be voted at the meeting as set forth herein and in the proxies.


ELECTION OF DIRECTORS

The Articles of Incorporation provide for the division of the Board into three classes with staggered three year terms of office. Three persons have been nominated for election to the Board to serve until the 2000 Annual Meeting of Shareholders. The Board has nominated the following three persons: Ervin Nowak, Marvin Beatty and Eugene McLean. Messrs. Nowak, Beatty and McLean are incumbent directors previously elected by the Corporation's shareholders. The following page and latter portions of this Proxy Statement contain more information about the nominees.

Unless otherwise directed by a shareholder's proxy, the persons named as proxy voters in the accompanying proxy will vote for the nominees named above. In the event any of such nominees shall become unavailable, which is not anticipated, the Board of Directors in its discretion may designate substitute nominees, in which event the enclosed proxy will be voted for such substituted nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

A plurality of the votes cast at the meeting is required to elect the nominees as directors of the Corporation. As such, the three individuals who receive the largest number of votes cast at the meeting will be elected as directors. Shares not voted at the meeting, whether by abstention, broker nonvoter, or otherwise, will not be treated as votes cast at the meeting. The Board of Directors recommends a vote FOR the election of all persons nominated by the Board.

LIST OF DIRECTORS AND NOMINEES FOR ELECTION AS DIRECTORS

Following are summaries of the background, business experience and descriptions of the primary occupations of the nominees and current directors:


                                                Director since:
NAME                                         Bank      Corporation
Nominees for terms to expire in 2000:

Ervin Nowak, (age 65)                        1980      1990
Chairman of Board, Director
Marvin Beatty, (age 62)                      1980      1990
Vice-Chairman, Director
Eugene McLean, (age 71)                      1980      1990
Director
Directors continuing in office:
                                                               Year Present Term
                                                                  Will Expire
Michael L. Cahoon, (age 63)                  1984      1990           1998
President and Chief Executive
  Officer, Director
Donald A. Hampton, (age 56)                  1982      1990           1998
Director
Leon Delekta, (age 70)                       1980      1990           1999
Director
Lynwood Lamb, (age 61)                       1981      1990           1999
Director
Louis Dehring, (age 65)                      1980      1990           1999
Director


Marvin Beatty ~ Real Estate  Broker and Appraiser.  Mr. Beatty owns and operates
         State Wide Realty of Onaway.

Michael L. Cahoon ~ President and Chief Executive Officer. Mr. Cahoon has held this position since the acquisition of Huron National Bank as a wholly-owned subsidiary in May of 1990 and currently and for more than five years prior hereto, served as President and Chief Executive Officer of Huron National Bank.

Louis Dehring ~ Retired Marine Engineer. Mr. Dehring is the owner and operator of Paull's Investments, a real estate firm.

Leon  Delekta ~ Retired  owner and operator of Delekta & Sons, a Potato Farm and
         Truck Transportation Company.

Donald Hampton ~ President of the Buoy, Inc. Restaurant  and Hampton's IGA, Inc.
         Supermarket.

Lynwood Lamb ~ Retired President of a pharmaceutical company.

Eugene McLean ~ Retired Great Lakes Shipping Captain.

Ervin Nowak ~ President of Builders Mart, Inc., a window, glass and wood retail company; and President of Nautical City Enterprises, Inc., commercial real estate rentals.

For the last five years, the nominees and directors of the Corporation have either been engaged in the positions reported above or in other executive positions with their respective organizations shown above. There are no family relationships between or among any of the directors, nominees or executive officers of the Corporation.

PRINCIPAL HOLDERS OF SECURITIES

As of March 14, 1997, no person was known by Management of the Corporation to be the beneficial owner of more than 5 percent of the outstanding common stock of the Corporation except as follows:

                                             Amount and
                    Name and Address         Nature of      Percent of
Title of Class      of Beneficial Owner      Beneficial     Class
                                             Ownership
Common Stock        Lynwood Lamb             5,183(1)       8.29%
                    P.O. Box 777
                    Bay City, MI 49706

Common Stock        Eugene McLean            3,829(2)       6.13%
                    255 S. Third Street
                    Rogers City, MI 49779

     (1) Mr. Lamb, a director of the Corporation, disclaims beneficial ownership of 1,650 shares, which are held by the Lamb Retirement Trust of which Mr. Lamb is the Trustee.

     (2) All of the shares are owned by the McLean Trust with Eugene McLean as Trustee.


VOTING SECURITIES AND BENEFICIAL OWNERSHIP OF DIRECTORS AND OFFICERS

At March 14, 1997, the Corporation had outstanding 62,500 shares of common stock, par value $10.00 per share. Shareholders are entitled to one vote for each full share of common stock registered in their names at the close of business on March 14, 1997, the record date fixed by the Board of Directors. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting, who are appointed by the Corporation.

The information in the following table sets forth the beneficial ownership of the Corporation's common stock, as of March 14, 1997, owned by each director of the Corporation and by all directors and executive officers of the Corporation as a group.

                                 Amount and
                                 Nature of
                                 Beneficial            Percent of
Name of Beneficial Owner         Ownership(1)          Class
------------------------         ------------          -----
Marvin Beatty                    1,990                 3.18%
Michael L. Cahoon                  604(2)              0.97%
Louis Dehring                    2,873(3)              4.60%
Leon Delekta                       308                 0.49%
Donald Hampton                     923                 1.48%
Lynwood Lamb                     5,183(4)              8.29%
Eugene McLean                    3,829(5)              6.13%
Ervin Nowak                      1,442                 2.31%
                                 -----                 -----
All directors and executive
 officers of the Corporation
 as a group (ten persons)      17,212                 27.54%
                               ======                 ======

     (1) Unless otherwise indicated in the following footnotes, each director or officer has sole voting and investment power and owns the shares directly or shares voting and investment power with his spouse under joint ownership.

     (2) All of the shares are owned by Michael L. Cahoon Trust with Michael L. Cahoon as Trustee.

     (3) All of the shares are owned by Louis Dehring Trust with Louis Dehring as Trustee.

     (4) Of the shares owned by Lynwood Lamb, 1,650 shares are held by the Lamb Retirement Trust and 3,533 by the Lamb Trust, both of which Mr. Lamb is Trustee and the former of which Mr. Lamb disclaims beneficial ownership.

     (5) All of the shares are owned by the McLean Trust with Eugene McLean as Trustee.


COMMITTEES OF THE BOARD OF DIRECTORS

The same individuals serve on the Board of Directors of the Corporation and the Bank. The Corporation's Board of Directors had four meetings in 1996. All directors attended at least 75% of all Board of Directors' and Committee Meetings of the Corporation for which they were eligible to attend.

The Board of Directors has established the following committees, the members of which are appointed annually by the Board of Directors: (I) an Audit Committee;
(ii) an Executive Committee; and (iii) Compensation Committee.

The Executive Committee meets on an "as needed" basis and exercises the power of the board of Directors on such matters as loans and investment securities and approvals between regular Board Meetings. All actions of this Committee are reviewed and ratified by the full Board of Directors. This Committee consists of Messrs. Nowak, McLean, Beatty, Hampton and Delekta. There were five meetings held in 1996.

The Audit or Examination Committee in 1996 was composed of the entire Board. This Committee met eight times and set auditing guidelines and reviewed internal and external audits.

The Compensation Committee in 1996 was also composed of the entire Board. This Committee meets annually to review compensation of staff and executive officers and all employee benefit programs. It met once in 1996.

The Board of Directors held one Organizational Meeting in 1996, at which these committees were established. The regular Bank Board meetings were held on the third Monday of each month except in April of 1996 when the Annual Meeting, Organizational Meeting and Monthly Meeting are held the last Wednesday of the month.

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation received by the named executive for each of the three years ended December 31, all of which were paid by the Bank.

                                                                 All Other
Name &                                                         Annual Compensation
Principal Position       Year           Salary         Bonus     Compensation(1)
------------------       ----           ------         -----     ---------------
Michael L. Cahoon        1996           $57,028        $6,800         $8,077
 President & Chief
 Executive Officer       1995           $55,928        $7,920         $6,200
                         1994           $54,828        $5,920         $5,400

     (1) Includes Board Fees, and Company contribution to the SEP Plan on behalf of the employee

The aggregate compensation paid to the three executive officers as a group, was $175,996, for the year ended December 31, 1996. The other two executives are Dale L. Bauer and Paulette D. Kierzek. Mr. Bauer, 46, has served as Vice-President of Huron National Bank since 1980. Mrs. Kierzek, 47, is Chief Financial Officer of Huron National Bancorp, Inc., and for more than five years prior hereto, served as Secretary to the Board of Directors and Cashier of Huron National Bank.

Each director and officer is paid a monthly board fee of $400. No additional fees are paid for serving as a director or officer of the Corporation.

OTHER TRANSACTIONS

During 1996, the subsidiary Bank of the Corporation had outstanding and entered into credit relationships and other transactions with directors and executive officers of the Corporation and their associates in the ordinary course of business. The loans and extensions of credit included in such transactions: (1) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other; (2) did not involve more than the normal risk of collectibility or present other unfavorable features; and (3) were repaid as scheduled or, to the extent still outstanding, remain current in their respective repayment schedules.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The financial statements of the Corporation for the year ended December 31, 1996, have been examined by Crowe, Chizek and Company, LLP, independent public accountants. Representatives of Crowe, Chizek and Company, LLP are not expected to be present at the Annual Meeting to respond to questions, although such representatives have the opportunity to be present and make a statement if they desire to do so. Crowe, Chizek and Company, LLP has been reappointed by the Board of Directors as the independent public accounts of the Corporation and it's subsidiary's consolidated financial statements for the year ending December 31, 1997.

LITIGATION

The Corporation is not involved in any material legal proceedings. The Bank is involved in routine proceedings in the ordinary course of its business; however, no such proceedings are expected to result in any material adverse effect on the operations or earnings of the Bank.

SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered by the Corporation for inclusion in the 1998 Annual Meeting of Shareholders proxy material must be received by the Corporation no later than December 5, 1997.

EXPENSES OF SOLICITATION

The cost of the solicitation of proxies, including the cost of reimbursing expenses for forwarding proxy statements and proxies to their principals and obtaining their proxies, will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by a few regular employees of the Corporation without additional compensation.

FORM 10-K ANNUAL REPORT

The Corporation will provide (without charge) to any shareholders solicited hereby a copy of its 1996 Annual Report on Form 10-K filed with the Securities and Exchange Commission upon the written request of such shareholder. Requests should be directed to the Corporation's Secretary, Paulette D. Kierzek, 200 E. Erie Street, P.O. Box 240, Rogers City, MI. 49779.

OTHER BUSINESS

The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth herein. If any other business should come before the meeting, the proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and discretionary authority to do so is included in the proxy.

The Annual Report of the Corporation for 1996 is included with this Proxy Statement. Copies of the report will also be available for all shareholders attending the Annual Meeting.

Shareholders are urged to sign and return the enclosed proxy in the enclosed postage paid envelope. A prompt response will be helpful and appreciated.

BY ORDER OF THE BOARD OF DIRECTORS,



Paulette D. Kierzek
Secretary
April 4, 1997






                    Please date and sign your proxy card and
                          return it promptly using the
                            enclosed return envelope.





                          HURON NATIONAL BANCORP, INC.
                           200 East Erie P.O. Box 240
                           Rogers City, Michigan 49779

                          HURON NATIONAL BANCORP, INC.
                PROXY FOR USE AT ANNUAL MEETING OF SHAREHOLDERS

                 Solicited on behalf of the Board of Directors


     The undersigned hereby appoints Louis Dehring, Lynwood Lamb and Leon Delekta, jointly and severally, with full power of substitution, to vote all of the shares of capital stock of Huron National Bancorp, Inc. that the undersigned may be entitled to vote at the Meeting of Shareholders to be held at the Office of Huron National Bank, 200 East Erie Street, Rogers City, Michigan, on April 30, 1997 or any adjournment thereof (1) as hereinafter specified on the proposal listed on the reverse side hereof and as more particularly described in Proxy Statement, and (2) in their discretion on such other matters as may properly come before the meeting.

     Unless instructions are given on the reverse side, this Proxy will be voted FOR the election of directors, and in accordance with the discretion of the Proxies appointed herein on such other matters that may properly come before the meeting or any adjournment thereof.

                  This Proxy is Continued on the Reverse Side.
       PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY

_________ Number of shares

The Board of Directors recommends a vote FOR:

     Election as Directors of Ervin Nowak, Marvin Beatty and Eugene McLean. Term to expire 2000. Authority to vote for any nominee may be withheld by lining through the nominee's name.

                    [ ]                                       [ ]

EUGENE MCLEAN   MARVIN BEATTY   ERVIN NOWAK
             FOR ALL NOMINEES                          WITHHELD AS TO ALL
               LISTED ABOVE                          NOMINEES LISTED ABOVE
           (except as lined out)

When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give your full title as such. For joint holdings, each joint owner should sign.


Date:______________________________, 1997
Signature:_______________________________________
Signature:_______________________________________